Income Taxes	12 Months Ended
Feb. 29, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The difference between the amount of the provision for income taxes and the amount computed by multiplying net income before income taxes by the statutory Canadian tax rate is reconciled as follows:

	For the Years Ended
	February 29, 2016	February 28, 2015	March 1, 2014
Statutory Canadian tax rate	26.6%	26.6%	26.6%
Expected recovery of income taxes	$(75)	$(102)	$(1,908)
Differences in income taxes resulting from:
Valuation allowance	58	79	781
Investment tax credits	(29)	(51)	(77)
Canadian tax rate differences	2	(27)	(82)
Change in unrecognized income tax benefits	(9)	—	—
Foreign tax rate differences	6	11	(10)
Other differences	6	8	(47)
Withholding tax on unremitted earnings	(33)	1	32
	$(74)	$(81)	$(1,311)

	For the Years Ended
	February 29, 2016	February 28, 2015	March 1, 2014
Loss before income taxes:
Canadian	$(278)	$(600)	$(7,212)
Foreign	(4)	215	28
	$(282)	$(385)	$(7,184)

The recovery of income taxes consists of the following:

	For the Years Ended
	February 29, 2016	February 28, 2015	March 1, 2014
Current
Canadian	$(10)	$(153)	$(1,203)
Foreign	38	21	77
Deferred
Canadian	(35)	39	(184)
Foreign	(67)	12	(1)
	$(74)	$(81)	$(1,311)

The Company has adopted ASC 740-10-65-4 Balance Sheet Classification of Deferred Income Taxes, and this has been prospectively applied starting in the fourth quarter of fiscal 2016. Any prior periods were not retrospectively adjusted. Deferred income tax assets and liabilities consist of the following temporary differences:

	As at
	February 29, 2016	February 28, 2015
Assets
Property, plant, equipment and intangibles	$42	$81
Non-deductible reserves	122	108
Minimum taxes	264	268
Convertible Debentures (see note 10)	7	121
Research and development	244	199
Tax loss carryforwards	450	84
Other	60	15
Deferred income tax assets	1,189	876

Valuation allowance	993	866
Deferred income tax assets net of valuation allowance	196	10

Liabilities
Property, plant, equipment and intangibles	(173)	(15)
Withholding tax on unremitted earnings	—	(33)
Deferred income tax liabilities	(173)	(48)
Net deferred income tax asset/(liability)	$23	$(38)
Deferred income tax asset - current	$—	$10
Deferred income tax asset	33	—
Deferred income tax liability	(10)	(48)
	$23	$(38)

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more likely than not that some or all of the deferred tax assets will be realized. In evaluating the need for a valuation allowance, the Company noted that there were increases in deductible temporary differences which are not currently deductible for tax purposes and the Company has three years of cumulative losses for fiscal 2016. As a result, the Company was unable to recognize the benefit relating to a significant portion of deferred tax assets that arose in fiscal 2016 and earlier, which resulted in the recognition of a $993 million (February 28, 2015 - $866 million) valuation allowance against its deferred tax assets. The fiscal 2016 deferred tax recovery is partially offset by this deferred tax valuation allowance of $58 million and included in the income tax provision in fiscal 2016 (February 28, 2015 - $79 million). This accounting treatment has no effect on the Company’s actual ability to utilize deferred tax assets to reduce future cash tax payments. The Company will continue to assess the likelihood that the deferred tax assets will be realizable at each reporting period and the valuation allowance will be adjusted accordingly.
Given the change in financial circumstances for certain foreign subsidiaries of the Company in fiscal 2016, a determination was made that the Company’s cumulative undistributed earnings for certain foreign subsidiaries will now be indefinitely reinvested, and as a result, the withholding tax accrual of $33 million related to these undistributed earnings recorded as a deferred tax liability was reversed.
The Company’s total unrecognized income tax benefits as at February 29, 2016 and February 28, 2015 were $37 million and $11 million, respectively. A reconciliation of the beginning and ending amount of unrecognized income tax benefits that, if recognized, would affect the Company’s effective income tax rate is as follows:

	For the Years Ended
	February 29, 2016	February 28, 2015	March 1, 2014
Unrecognized income tax benefits, opening balance	$11	$8	$29
Increase for income tax positions of prior years	—	3	5
Increase for income tax positions of current year	34	—	—
Settlement of tax positions	(8)	—	(23)
Other	—	—	(3)
Unrecognized income tax benefits, ending balance	$37	$11	$8

The increase in unrecognized income tax benefits for the current year of $34 million relates to prior year tax positions of companies acquired in the current fiscal year. As at February 29, 2016, all of the unrecognized income tax benefits of $37 million have been netted against current income taxes and deferred income taxes on the Company’s consolidated balance sheets.
A summary of open tax years by major jurisdiction is presented below:

Jurisdiction
Canada(1)	Fiscal 2010 - 2016
United States(2)	Fiscal 2013 - 2016
United Kingdom	Fiscal 2014 - 2016
______________________________
(1)    Includes federal as well as provincial jurisdictions, as applicable.
(2)     Pertains to federal tax years. Certain state jurisdictions remain open from fiscal 2012 through fiscal 2016.
The Company is subject to ongoing examination by tax authorities in the jurisdictions in which it operates. The Company regularly assesses the status of these examinations and the potential for adverse outcomes to determine the adequacy of the provision for income taxes, as well as the provisions for indirect and other taxes and related penalties and interest. The Company believes it is reasonably possible that approximately $3 million of its gross unrecognized income tax benefit will be realized in the next twelve months. While the final resolution of these audits is uncertain, the Company believes the ultimate resolution of these audits will not have a material adverse effect on its consolidated financial position, liquidity or results of operations.
The Company recognizes interest and penalties related to unrecognized income tax benefits as interest expense that is netted and reported within investment income (loss). The amount of interest accrued as at February 29, 2016 was approximately $1 million (February 28, 2015 - approximately $1 million). The amount of penalties accrued as at February 29, 2016 was nominal (February 28, 2015 - nominal).
As at February 29, 2016, the Company has the following net operating loss carryforwards and tax credits which are scheduled to expire in the following years:

Year of Expiry	Net Operating Losses	Capital Losses	Research and Development Tax Credits	Minimum Taxes
2026	$1	$—	$—	$—
2028	2	—	—	—
2029	14	—	—	1
2030	—	—	—	109
2031	28	—	1	127
2032	—	—	—	27
2033	—	—	120	—
2034	—	—	112	—
2035	646	—	47	—
2036	867	—	25	—
Indefinite	16	24	—	—
	$1,574	$24	$305	$264